UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 24, 2013

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 24, 2013, Wave Systems Corp. (the “Company”) issued a press release announcing that it received notice from the NASDAQ Listing Qualifications Department that Wave has regained compliance with the minimum $1.00 per share bid price requirement for continued inclusion under NASDAQ Marketplace Rule 5550(a)(2).  Shares of the Company’s Class A Common Stock maintained a closing bid price of at least $1.00 per share for the required ten consecutive days, from July 9 through July 22, 2013.  A copy of the Company’s press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits .

(d)         Exhibits.

Exhibit 99.1	Press Release of Wave, dated July 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard Feeney
Chief Financial Officer

Dated: July 24, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wave, dated July 24, 2013.